                                                                    Exhibit 10.7

                             FORBEARANCE AGREEMENT
                             ---------------------


          FORBEARANCE AGREEMENT, dated as of May 31, 1996 (this "Forbearance
                                                                 -----------
Agreement"), among
---------

          (i)  NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation (the

"Borrower"),
---------

          (ii) NSHS HOLDINGS, INC., a Delaware corporation, NORTHSTAR HS HOLDINGS, INC., a Delaware corporation, NSHS SERVICES, INC., a Delaware corporation, NORTHSTAR HEALTH SERVICES OF BEAVER, INC., a Delaware corporation, NORTHSTAR HEALTH CONSULTING, INC., a Delaware corporation, NORTHSTAR REHAB EAST, INC., a Delaware corporation, NORTHSTAR REHABILITATION SERVICES, INC., a Pennsylvania corporation, NORTHSTAR THERAPY SERVICES, INC., a Pennsylvania corporation, NW REHABILITATION, INC., a Delaware corporation, TRISTATE SPORTS REHAB & PHYSICAL THERAPY, INC., a Delaware corporation, NSHS CARDIAC HOLDINGS, INC., a Delaware corporation, NORTHSTAR NUCLEAR SERVICES, INC., a Delaware corporation, WHITE OAK DIAGNOSTIC SYSTEMS HOLDINGS, INC., a Pennsylvania corporation, WHITE OAK DIAGNOSTIC SYSTEMS, a Pennsylvania limited partnership, KEYSTONE REHABILITATION SYSTEMS, INC., a Pennsylvania corporation, KEYSTONE REHABILITATION MANAGEMENT, INC., a Pennsylvania corporation, VASUSONICS, INC., a Pennsylvania corporation (collectively, the "Subsidiary Guarantors") and
                                             ---------------------

          (iii) IBJ SCHRODER BANK & TRUST COMPANY ("IBJS");
                                                    ----
in respect of the Credit Agreement referred to below.

                                  WITNESSETH:
                                  -----------

          WHEREAS, the Borrower, the lenders parties thereto (the "Lenders") and
                                                                   -------
IBJS, as Agent (in such capacity, the "Agent") have entered into that certain Credit Agreement dated as of October 20, 1995 ( as amended, the "Credit
                                                                 ------
Agreement") and the Borrower has entered into certain other Credit Documents (as
---------
defined in the Credit Agreement); and

          WHEREAS, the Subsidiary Guarantors have executed and delivered that certain Subsidiaries Guarantee dated as of October 20, 1995 (as amended, supplemented or otherwise modified, the "Subsidiaries Guarantee") to the Agent
                                         ----------------------
for the benefit of the Lenders and have entered into certain other Credit Documents; and

     WHEREAS, certain Events of Default (as defined in the Credit Agreement) exist under the Credit Agreement; and

     WHEREAS, the Agent and the Lenders are unwilling to waive the Events of Default that currently exist; and

     WHEREAS, notwithstanding the foregoing, subject to the terms and conditions hereof, the Agent and the Lenders are willing, through August 31, 1996, to forbear in certain respects in the enforcement of the remedies set forth in the Credit Documents as set forth herein; provided, that the rights of the Agent and
                                      --------
the Lenders are not otherwise waived or impaired.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Agent and the Lenders hereby agree as follows:

     1.  Definitions.  Capitalized terms used and not otherwise defined
         -----------
herein shall have the meanings ascribed thereto in the Credit Agreement.

     2.  Acknowledgments.
         ---------------

         (a) The Borrower acknowledges that, as of the date hereof, it is indebted to the Lenders (i) pursuant to the Term Loan and the Term Note, in the amount of $6,083,335 plus accrued but unpaid interest in the amount of $173,228.97 (collectively, the "Existing Term Loan Indebtedness"); (ii) pursuant
                                -------------------------------
to the Revolving Credit Loans and the Revolving Credit Note, in the amount of $2,000,000 plus accrued but unpaid interest in the amount of $46,355.64 (collectively, the "Existing Revolving Credit Indebtedness"); (iii) pursuant to
                    --------------------------------------
the Acquisition Loans and the Acquisition Note, in the amount of $6,000,000 plus accrued but unpaid interest in the amount of $143,340.42 (collectively, the "Existing Acquisition Loan Indebtedness"); (the Existing Term Loan Indebtedness,
 --------------------------------------
the Existing Revolving Credit Indebtedness and the Existing Acquisition Indebtedness, the "Outstanding Indebtedness").
                   ------------------------

         (b) The Borrower acknowledges the effectiveness and continuing validity of the Credit Agreement (including, without limitation, Section 12.5 thereof) and of each Credit Document to which it is a party.

         (c) The Borrower acknowledges that one or more Events of Default have occurred and are continuing and that, pursuant to Section 10 of the Credit Agreement, the Agent is presently entitled, with the consent of the Lenders, to terminate the Commitments and to declare the Outstanding Indebtedness and the other amounts owing under the Credit Agreement to be due and payable.

         (d) The Borrower acknowledges the cancellation of the unused portion of the Acquisition Credit Commitment prior to the date hereof.

         (e) Each Subsidiary Guarantor acknowledges the effectiveness and continuing validity of the Subsidiaries Guarantee and of each Credit Document to which it is a party.

         (f) Each Subsidiary Guarantor acknowledges the existence and amount of the Outstanding Indebtedness and its liability therefor pursuant to the terms of the Subsidiaries Guarantee.

         (g) Each Subsidiary Guarantor expressly acknowledges and consents to this Forbearance Agreement and to the terms hereof, such Forbearance Agreement and terms to be without prejudice to such Subsidiary Guarantor's liability pursuant to the Subsidiaries Guarantee and the other Credit Documents to which it is a party.

         (h) The Agent and the Lenders recognize that, notwithstanding the acknowledgments set forth in this Paragraph 2, Keystone Rehabilitation Systems, Inc., Keystone Rehabilitation Management, Inc. and its officers, directors and shareholders may have claims against the Borrower or the Subsidiary Guarantors relating to or arising out of the merger transaction pursuant to which, inter
                                                                        -----
alia, Keystone Rehabilitation Systems, Inc. and Keystone Rehabilitation
----
Management, Inc. became subsidiaries of the Borrower, and that the execution and delivery of this Forbearance Agreement by certain of them does not constitute a waiver of any such claims. Nothing herein is intended as a recognition or agreement by the Agent or the Lenders that any such claims exist or have merit, the sole purpose of the addition of this provision to the Forbearance Agreement being to acknowledge that such claims, to the extent they exist, are not waived by entry into this Forbearance Agreement.

     3.  Forbearance; Deferral of Principal; Interest Rate; Termination.
         --------------------------------------------------------------

         (a) Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby agree that none of them shall, prior to the Forbearance Termination Date, exercise any of the remedies set forth in the Credit Agreement or in any of the other Credit Documents.

         (b) Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby agree that the principal installments of the Term Loan which were due or became due on the last days of each of April and May 1996, each in the amount of $83,333, and each principal installment of the Term Loan that shall become due and payable from the date hereof to the Forbearance Termination Date, together with accrued interest on the Outstanding Indebtedness shall be deferred until, and shall be due on, the Forbearance Termination Date.

         (c) As of June 1, 1996, the Revolving Credit Commitment shall be terminated, subject to reinstatement at the sole option of the Lenders.

         (d) Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby waive the imposition of interest at the Default Rate as provided in Section 5.5(c) of the Credit Agreement from the date hereof to the Forbearance Termination Date and the Agent, the Lenders agree that interest shall accrue on all unpaid Obligations for the period from the date hereof until the Forbearance Termination Date at the rates provided for such Obligations in Section 5.5(a) or (b) (or, if no such rate is so provided, at the rate provided for Revolving Credit Loans which are Base Rate Loans in Section 5.5(b)).

         (e) From and after the date hereof, at the end of the Interest Period for each Eurodollar Loan, such Eurodollar Loan shall be converted to a Base Rate Loan.

         (f) This Forbearance Agreement shall terminate on August 31, 1996, unless earlier terminated upon the occurrence of a Forbearance Event of Default (any such date, the "Forbearance Termination Date").
                     ----------------------------

          4.  Representations and Warranties.  In order to induce the Lenders to
              ------------------------------
enter into this Forbearance Agreement, the Borrower and each Subsidiary Guarantor hereby represents and warrants to the Agent and to each Lender that:

             (a) each of the representations and warranties made by the Borrower and each of the Subsidiary Guarantors in each Credit Document to which it is a party is true and correct in all material respects as of the date hereof (other than the representations and warranties made pursuant to Sections 6.1, 6.2, 6.6, 6.7, 6.9 (as to the Borrower and its Subsidiaries, other than Keystone and its Subsidiaries), 6.11, 6.13 (as to the Borrower and its Subsidiaries, other than Keystone and its Subsidiaries), 6.17, 6.20 and 6.23 of the Credit Agreement);

             (b)  the Borrower has provided the Agent with the updated Schedule
6.19 to the Credit Agreement attached hereto as Schedule 1 and has exerted all reasonable efforts to provide the Agent with true and correct information of the type described in Section 6.1 of the Credit Agreement, to cure any Events of Default arising under 6.17 of the Credit Agreement and to apprise the Agent and the Lenders of the circumstances that render the Borrower incapable of making the representations and warranties in Sections 6.2, 6.6 and 6.7 of the Credit Agreement; and

             (c) the Borrower has no intention of commencing bankruptcy, insolvency or similar proceedings prior to August 31, 1996 and has no intention of commencing such proceedings thereafter if mutually acceptable agreements can be reached among the Borrower and its principal creditors and shareholders.

         5.  Conditions Precedent to Effectiveness of Forbearance Agreement.
             --------------------------------------------------------------
This Forbearance Agreement shall not become effective unless and until the Agent has received:

             (a) this Agreement, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor;

             (b) the executed legal opinion of Manion, McDonough & Lucas, P.C., counsel to the Borrower and the Subsidiary Guarantors, covering such matters incident to the transactions contemplated by this Forbearance Agreement as the Agent may reasonably require; and

             (c) such other documents and information as the Agent may reasonably require, which documents and information shall be satisfactory to the Agent in its sole discretion.

         6.  Covenants.  The agreement of the Agent and the Lenders to forbear
             ---------
from exercising remedies as set forth in Section 4 hereof is expressly conditioned upon the Borrower's continued compliance with the following:

             (a) The Borrower shall continue to comply with the affirmative covenants set forth in Section 8 of the Credit Agreement.

             (b) The Borrower shall furnish weekly reports of actual cash receipts and disbursements ("Weekly Cash Flow Reports") to the Agent no later
                             ------------------------
than Tuesday of the next succeeding week, certified as correct and complete by a Responsible Officer of the Borrower.

             (c) The Borrower shall cooperate with the special consultant to be retained by the Agent and the Lenders on or promptly following the date hereof (the "Consultant"), which Consultant shall, on behalf of the Agent and the Lenders, review the business of the Borrower and its Subsidiaries generally, and in particular (i) provide management assessment, (ii) test the Borrower's projections and assumptions, (iii) assess the likelihood that the Borrower will achieve its projections, (iv) test the amounts and reasonableness of new initiatives and investments of the Borrower (including shutdowns), and
(v) generally assist the Agent and the Lenders in assessing the status of the Borrower's situation and developing credit management strategies. All fees and expenses of the Consultant shall be for the account of the Agent and the Lenders.

             (d) Beginning with the week ending Friday, May 24, 1996, collections for each successive four-week period ending on a Friday shall be no less than $2,800,000.

             (e) Beginning with the week ending Friday, May 24, 1996, cash disbursements for each successive four-week period ended on a Friday, excluding
                                                                      ---------
cash disbursements during such period for (i) the investigation being performed by the committee referred to in clause (i) of this Section 6, (ii) consulting fees relating to such investigation and the work-out of the pending Events of Default, (iii) restructuring expenses, (iv) shareholder lawsuits and (v) existing payables as of May 17, 1996 which are more than 90 days past due, shall not exceed collections for such period.

             (f) Amounts invoiced by the Borrower and its Subsidiaries on or prior to the tenth day of June, July and August for the prior month shall be no less than $3,000,000.

             (g) The amount of accounts payable of the Borrower and its Subsidiaries as of June 14, July 12 and August 12, 1996 shall not exceed the amount of accounts payable of the Borrower and its Subsidiaries as of May 17, 1996. For purposes of this clause (h), accounts payable will in any event include accounts payable included in accruals on the books of the Borrower and its Subsidiaries, the amount of cash payments made to physical therapists employed by the Borrower who become entitled to such payments 60 days after written notice of their election to withdraw from the 25% Pre-Commission Net Income Provisions pursuant to their respective employment agreements, or any similar payments payable to physical therapists employed by the Borrower (collectively, "Withdrawal Payments"), and book cash and checks, but will
                ---------- --------
exclude withholding taxes.

             (h) The Borrower shall provide full disclosure to the Agent of all interim and final findings and reports of the special committee of the Borrower that is investigating related third-party transactions and other matters involving the Borrower's prior senior management, to be provided as and when such findings and reports are made available to management of the Borrower; provided, however, that the Borrower shall not be required to disclose materials
--------  -------
subject to attorney-client privilege; provided, further, however, that the
                                      --------  -------  -------
Borrower acknowledges that materials subject to the attorney-client, work product or other legal privilege shall be deemed not to include materials relating to factual circumstances (as opposed to materials relating to strategy and legal advice) and materials otherwise required to be provided to the Agent pursuant to the Credit Documents.

             (i) The Borrower shall promptly provide such additional financial and other information, including, without limitation, payment plans for significant creditors not yet negotiated or known as of the date hereof, certified copies of corporate proceedings of the Borrower and any of its Subsidiaries, certified copies of management communications and communications from certified public accountants engaged by the Borrower or any of its Subsidiaries from time to time, certified copies of all notices from or other communications with the Securities and Exchange Commission, the National Association of Securities Dealers and other Governmental Authorities, and such other information as the Agent or the Lenders may from time to time request.

             (j) The Borrower shall use its best efforts to negotiate the withdrawal of all, notices :from physical therapists seeking to receive Withdrawal Payments from the Borrower and shall not prepay any Withdrawal Payment.

         7.  Events of Default.
             -----------------

             (a) The agreement of the Agent and the Lenders to make Forbearance Revolving Credit Loans and to forbear from exercising remedies pursuant to Section 4 hereof shall immediately terminate and be of no further force and effect upon the occurrence of any of the following (each, a "Forbearance Event of Default"):
 ----------------------------

             (i) the occurrence of one or more Defaults or Events of Default under any of Subsections 10(a), Subsections 10(c) and (d), Subsections (f) through (j) and Subsection (l) of the Credit Agreement (other than a Default or Event of Default arising solely from a breach of the Borrower's obligations under Section 9.1 or
9.20 of the Credit Agreement); or

             (ii) any representation or warranty made or deemed made by the Borrower or any Subsidiary Guarantor in Section 4 hereof or elsewhere herein or which is contained in any certificate, document or financial or other statement created and/or delivered at any time under or in connection with this Forbearance Agreement or on or subsequent to the date hereof under or in connection with any other Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

             (iii) the Borrower or any Subsidiary shall default in the observance or performance of any agreement contained in Section 6; or

             (iv) any Withdrawal Payments shall be paid; or

             (v) the Agent or the Lenders shall in their sole discretion determine that an adverse change has occurred in the finances or business operations of the Borrower or the Subsidiary Guarantors.

             (b) Upon the occurrence of a Forbearance Event of Default on or as of any date, the Forbearance Termination Date shall be deemed to occur on said date.

         8.  Absence of Waiver.  The parties hereto agree that the agreements
             -----------------
set forth in Sections 3 and 4 hereof shall not be deemed to:

             (a) be a consent to, or waiver of, any Default or Event of Default;

             (b) except as expressly set forth herein, modify or limit any other term or condition of the Credit Agreement or any other Credit Document;

             (c) impose upon any Lender or the Agent any obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement or other Credit Documents, including, without limitation, any further extension of the Revolving Credit Commitment; or

             (d) prejudice any right or remedy that the Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Credit Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

     9.   Miscellaneous.
          -------------

             (a) Section headings used in this Forbearance Agreement are for convenience of reference only and shall not affect the construction of this Forbearance Agreement.

             (b) This Forbearance Agreement may be executed by one or more of the parties hereto by facsimile or in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

             (c) This Forbearance Agreement and the rights and obligations of the parties under this Forbearance Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to conflicts of laws principles.

             (d) All obligations of the Borrower and each Subsidiary Guarantor and all rights of the Agent and the Lenders that are expressed herein shall be in addition to and not in limitation of those provided by applicable law.

             (e) This Forbearance Agreement, the Credit Agreement and the other Credit Documents represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

             (f) Whenever possible, each provision of this Forbearance Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Forbearance Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of such provision or the remaining provisions of this Forbearance Agreement.

            (g) THE BORROWER AND EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FORBEARANCE AGREEMENT AND THE OTHER CREDIT DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

             (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE

     OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

             (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 12.2 OF THE CREDIT AGREEMENT AND TO EACH SUBSIDIARY GUARANTOR AT ITS ADDRESS SET FORTH BELOW ITS SIGNATURE ON THE SUBSIDIARIES GUARANTEE, OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

             (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

             (E) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

             (h) EACH OF THE BORROWER, THE SUBSIDIARY GUARANTORS, THE LENDERS AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FORBEARANCE AGREEMENT AND ANY OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

             (i) This Forbearance Agreement shall be deemed a "Credit Document" for purposes of the Credit Agreement and the other Credit Documents.

             (j) This Forbearance Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements with respect to the subject matter hereof.

             (k) The Borrower and each Subsidiary Guarantor hereby acknowledges that:

             (i) it has been advised by counsel in the negotiation, execution and delivery of this Forbearance Agreement;

             (ii) neither the Agent nor any Lender has any fiduciary relationship to the Borrower or any Subsidiary Guarantor, and the relationship between the Agent and the Lenders, on the one hand, and the Borrower and the Subsidiary Guarantors, on the other, is solely that of creditor and debtor; and

             (iii) no joint venture exists among the Lenders or among the Borrower, the Subsidiary Guarantors and the Lenders.


                           [SIGNATURE PAGES FOLLOW]

                                                           Forbearance Agreement
                                                        dated as of May 31, 1996


     IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered as of the day and year first above written.



                                       IBJ SCHRODER BANK & TRUST COMPANY,
                                       as Agent and as a Lender


                                       By  /s/ D. H. Casher
                                         ---------------------------------------
                                        Name:  D. H. Casher
                                        Title: Vice President



                                       NORTHSTAR HEALTH SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NSHS HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR HS HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                           Forbearance Agreement
                                                        dated as of May 31, 1996



                                       NSHS SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR HEALTH SERVICES OF
                                       BEAVER, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR HEALTH
                                       CONSULTING, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR REHAB EAST, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                           Forbearance Agreement
                                                        dated as of May 31, 1996


                                       NORTHSTAR REHABILITATION SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR THERAPY SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NW REHABILITATION, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       TRISTATE SPORTS REHAB & PHYSICAL
                                       THERAPY, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NSHS CARDIAC HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                           Forbearance Agreement
                                                        dated as of May 31, 1996



                                       NORTHSTAR NUCLEAR SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       WHITE OAK DIAGNOSTIC SYSTEMS
                                       HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       WHITE OAK DIAGNOSTIC SYSTEMS
                                       By: White Oak Diagnostic Systems
                                       Holdings, Inc., its General Partner

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President


                                       KEYSTONE REHABILITATION SYSTEMS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                           Forbearance Agreement
                                                        dated as of May 31, 1996



                                       KEYSTONE REHABILITATION
                                       MANAGEMENT, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President




                                       VASUSONICS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                      AMENDMENT TO FORBEARANCE AGREEMENT


          AMENDMENT, dated as of September 1, 1996 (this "Amendment"), to the
                                                          ---------
Forbearance Agreement, dated as of May 31, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Forbearance Agreement"),
                                                  ---------------------
among:

          (i) NORTHSTAR HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"),

          (ii) NSHS HOLDINGS, INC., a Delaware corporation, NORTHSTAR HS HOLDINGS, INC., a Delaware corporation, NSHS SERVICES, INC., a Delaware corporation, NORTHSTAR HEALTH SERVICES OF BEAVER, INC., a Delaware corporation, NORTHSTAR HEALTH CONSULTING, INC., a Delaware corporation, NORTHSTAR REHAB EAST, INC., a Delaware corporation, NORTHSTAR REHABILITATION SERVICES, INC., a Pennsylvania corporation, NORTHSTAR THERAPY SERVICES, INC., a Pennsylvania corporation, NW REHABILITATION, INC., a Delaware corporation, TRISTATE SPORTS REHAB & PHYSICAL THERAPY, INC., a Delaware corporation, NSHS CARDIAC HOLDINGS, INC., a Delaware corporation, NORTHSTAR NUCLEAR SERVICES, INC., a Delaware corporation, WHITE OAK DIAGNOSTIC SYSTEMS HOLDINGS, INC., a Pennsylvania corporation, WHITE OAK DIAGNOSTIC SYSTEMS, a Pennsylvania limited partnership, KEYSTONE REHABILITATION SYSTEMS, INC., a Pennsylvania corporation, KEYSTONE REHABILITATION MANAGEMENT, INC., a Pennsylvania corporation, VASUSONICS, INC., a Pennsylvania corporation (collectively, the "Subsidiary
                                                          ----------
     Guarantors") and
     ----------

          (iii) IBJ SCHRODER BANK & TRUST COMPANY ("IBJS").
                                                    ----

                                   RECITALS

     The Borrower has requested IBJS, in its capacity as agent (in such capacity, the "Agent"), and as a lender (in such capacity, the "Lender"), under
               -----                                            ------
the Credit Agreement referred to in the Forbearance Agreement to agree to amend certain provisions of the Forbearance Agreement as set forth in this Amendment. The Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lenders parties hereto and the Agent hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, terms defined in the
         -------------
Forbearance Agreement are used herein as therein defined.

     2.  Amendment to Section 3. Section 3(f) of the Forbearance Agreement
         ----------------------
is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new Section 3(f):

         "(f)  This Forbearance Agreement shall terminate on December 2, 1996,

provided that if, on or prior to December 2, 1996, (x) the Borrower shall have
--------
made payments, in addition to the payments required to be made on or prior to December 2, 1996 pursuant to Section 6(l)(i) and (ii), to IBJS in an aggregate amount of at least $25,000 and to Cadwalader, Wickersham & Taft in an aggregate amount of at least $12,500, (y) the Borrower shall have provided the Agent and each Lender with the business plan and projected financial statements referred to in Section 6(k) and (z) no Forbearance Event of Default shall have occurred and be continuing, then this Forbearance Agreement shall terminate on December 31, 1996; in any such case unless earlier terminated upon the occurrence of a Forbearance Event of Default (any such date, the "Forbearance Termination
                                                    -----------------------
Date")."
----

     3.  Amendments to Section 6. (a) Subsection (b) of Section 6 of the
         -----------------------
Forbearance Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection (b):

         "(b) The Borrower shall furnish to the Agent:

              (i) weekly reports of actual cash receipts and disbursements ("Weekly Cash Flow Reports") no later than Thursday of the next
           ------------------------
         succeeding week, each such Weekly Cash Flow Report to include a weekly "Flash" report by source and by region indicating prior week "new" revenue activity (specifying billed and unbilled);

              (ii) monthly reports of actual cash receipts and disbursements for each month, each period of three months ended on such month and year-to-date ("Monthly Cash Flow Reports") no later than the
                        ---------------------------
         fifteenth day of the next succeeding month, each such Monthly Cash Flow Report to include a "Flash" report, on a monthly, three-month and year-to-date basis, by source and by region indicating prior period "new" revenue activity (specifying billed and unbilled);

              (iii) concurrently with the delivery of each Monthly Cash Flow Report, schedules on an aggregate, regional and by-location basis, of
         (A) income (gross and net) by category of service, (B) income by source and (C) actual costs;

     each of such Weekly Cash Flow Reports, Monthly Cash Flow Reports and schedules to be certified as correct and complete by a Responsible Officer of the Borrower and to be provided both in hard copy form and an electronic form reasonably satisfactory to the Agent."

          (b) Section 6(e) of the Forbearance Agreement is hereby amended by adding at the end thereof the following new sentence:

          "The Borrower and each of its Subsidiaries agrees that it shall not pay, or commit to pay, or undertake any transaction which would result in or require the payment of, any cash disbursement that would be unusual or extraordinary or outside the ordinary course of business, such determination to be made by reference both to the business of the Borrower and its Subsidiaries as presently conducted and by reference to the business plan, budget and projections delivered pursuant to
          Section 6(k)."

          (c) Section 6 of the Forbearance Agreement is hereby amended by adding the following new clauses (k) and (1) thereto in the appropriate alphabetical order:

               "(k) The Borrower shall, not later than December 2, 1996, provide to the Agent and each Lender a business plan and projected financial statements of the Borrower and its Subsidiaries for the period from December 1, 1996 to
          November 30, 1997 (the "Plan Period"), which business plan and
                                 -----------
          projected financial statements shall be in form and substance reasonably acceptable to the Agent and the Lenders and shall include, without limitation, the information described on Annex A to this Forbearance Agreement.

               "(l) The Borrower shall pay:

                            (i) to Cadwalader, Wickersham & Taft, an amount
                       equal to $25,000 during each of October, November and December, 1996 (assuming, with respect to the payments for December 1996, that the Forbearance Termination Date shall have been extended to December 31, 1996 in accordance with Section 3(f)), payable in equal bimonthly installments of $12,500 each on the 15th day and the last day of each of such months, on account of legal fees and disbursements previously invoiced;

                            (ii) to the Agent for the account of the Lenders,
                       an amount for each month listed in the table below set forth opposite such month below, payable in the equal bimonthly installments set forth below on the 15th day and the last day of each of such months (assuming, with respect to the payments for December 1996, that the Forbearance Termination Date shall have been extended to December 31, 1996 in accordance with Section 3(f)):


                                      Monthly     Bi-Monthly
                     Month            Amount      Installment
                     -----            -------     -----------
                     October 1996     $25,000      $12,500
                     November 1996     35,000       17,500
                     December 1996     50,000       25,000


          in each case on account of accrued and unpaid interest on the outstanding Loans; and

               (iii) to the Agent for the account of the Lenders, concurrently with the delivery to the Agent of each Weekly Cash Flow Report, an amount equal to the excess, if any, of (A) collections for such week over (B) the sum of cash disbursements for such week (including cash disbursements pursuant to Section 6(l)(i) and (ii) hereof) and an amount of cash to be retained from such collections determined by the Borrower in light of reasonably anticipated cash needs and consistent with maintaining prudent, non-excessive reserves (such excess, "Excess
                                                                          ------
          Cash"), which Excess Cash shall be applied by the Agent and the
          ----
          Lenders to the payment of accrued and unpaid interest on the outstanding Loans, until all such accrued and unpaid interest has been paid in full."

     (d) The Forbearance Agreement is hereby amended by adding at the end thereof a new Annex A in the form attached as Annex A to this Amendment.

     4.   Consent and Acknowledgment. The Agent and the Lenders hereby consent,
          --------------------------
so long as no Forbearance Event of Default shall have occurred and be continuing or would result therefrom, to the payment to Thomas W. Zaucha, Alice
L. Zaucha and the Zaucha Family Limited Partnership (collectively, the "Zaucha
                                                                        ------
Parties"), concurrently with the payments to the Agent and the Lenders pursuant
-------
to Section 6(l)(ii) of the Forbearance Agreement (as amended by this Amendment), in an aggregate amount not to exceed (A) on each of October 15 and 31, 1996, $1,785.71, (B) on each of November 15 and 30, 1996, $2,500.00, and (B) on each of December 15 and 31, 1996 (assuming the extension of the Forbearance Termination Date to December 31, 1996 in accordance with Section 3(f) of the Forbearance Agreement), $3,571.43, in each case on account of accrued and unpaid interest on the subordinated debt listed as items 1, 2 and 4 on Supplement to
Schedule 2 attached to the Amendment and Supplement to the Subordination Agreement, dated as of November 15, 1995, which is payable to such Zaucha Parties. Each of the Zaucha Parties, the Borrower and the Subsidiary Guarantors, by their execution of this Amendment below, hereby acknowledges that, subject to the reservation of rights by Keystone Rehabilitation Systems, Inc., Keystone Rehabilitation Management, Inc. and its officers, directors and shareholders provided in Section 2(h) of the Forbearance Agreement (which the parties hereto intend shall continue notwithstanding the subordination referred to in this sentence), nothing in this Section 4 shall be deemed to be a waiver, amendment or modification of any benefits accruing in favor of the Agent and the Lenders pursuant to the Subordination Agreement, that all of such subordinated debt continues to be subordinated to all Senior Obligations (as defined in the Subordination Agreement) in accordance with the terms of the Subordination Agreement, and that, upon the occurrence and during the continuance of a Forbearance Event of Default, without the need for any notice or other action on the part of the Agent or any of the Lenders, any further payments permitted to be made on or after the date of such Forbearance Event of Default pursuant to this Section 4, which would otherwise have been prohibited pursuant to the terms of the Subordination Agreement, shall thereupon again be prohibited in accordance with the terms of the

Subordination Agreement, and the Zaucha Parties agree that in such circumstances they shall not request or accept payment thereof.

     5.  Effectiveness. This Amendment shall become effective upon receipt by
         -------------
the Agent of this Amendment, executed and delivered by the Borrower, each Subsidiary Guarantor and each Zaucha Party.

     6.  Representations and Warranties. To induce the Agent and the Lenders to
         ------------------------------
enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Forbearance Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Forbearance Event of Default will have occurred and be continuing.

     7.  No Other Amendments; Absence of Waiver. (a) Except as expressly amended
         --------------------------------------
hereby, the Forbearance Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof.

         (b) The parties hereto agree that nothing in this Amendment, or the Forbearance as amended hereby, shall be deemed to:

              (i) be a consent to, or waiver of, any Default or Event of Default;

              (ii) except as expressly set forth herein, modify or limit any other term or condition of the Credit Agreement or any other Credit Document;

              (iii) impose upon any Under or the Agent any obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement or other Credit Documents, including, without limitation, any further extension of the Revolving Credit Commitment; or

              (iv) prejudice any right or remedy that the Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Credit Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

         8.  Counterparts.  This Amendment may be executed by one or more of
             ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
             --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                            [SIGNATURE PAGES FOLLOW]

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                       IBJ SCHRODER BANK & TRUST COMPANY,
                                       as Agent and as a Lender


                                       By  /s/ Daniel H. Casher
                                         ---------------------------------------
                                        Name:  Daniel H. Casher
                                        Title: Vice President


                                       NORTHSTAR HEALTH SERVICES, INC.


                                       By
                                         ---------------------------------------
                                        Name:
                                        Title:



                                       NSHS HOLDINGS, INC.

                                       By
                                         ---------------------------------------
                                        Name:
                                        Title:



                                       NORTHSTAR HS HOLDINGS, INC.

                                       By
                                         ---------------------------------------
                                        Name:
                                        Title:

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       IBJ SCHRODER BANK & TRUST COMPANY,
                                       as Agent and as a Lender

                                       By
                                         ---------------------------------------
                                        Name:
                                        Title:



                                       NORTHSTAR HEALTH SERVICES, INC

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                        NSHS HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR HS HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996



                                       NSHS SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR HEALTH SERVICES OF
                                       BEAVER, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR HEALTH
                                       CONSULTING, INC.


                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       NORTHSTAR REHAB EAST, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996


                                       NORTHSTAR REHABILITATION SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President


                                       NORTHSTAR THERAPY SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President


                                       NW REHABILITATION, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       TRISTATE SPORTS REHAB & PHYSICAL
                                       THERAPY, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President


                                       NSHS CARDIAC HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996


                                       NORTHSTAR NUCLEAR SERVICES, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       WHITE OAK DIAGNOSTIC SYSTEMS
                                       HOLDINGS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       WHITE OAK DIAGNOSTIC SYSTEMS
                                       By: White Oak Diagnostic Systems
                                       Holdings, Inc., its General Partner

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       KEYSTONE REHABILITATION SYSTEMS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996



                                       KEYSTONE REHABILITATION
                                       MANAGEMENT, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President



                                       VASCUSONICS, INC.

                                       By  /s/ David D. Watson
                                         ---------------------------------------
                                        Name:  David D. Watson
                                        Title: President

                                                                    Amendment to
                                                           Forbearance Agreement
                                                   dated as of September 1, 1996


                                         /s/ Thomas W. Zaucha
                                       -----------------------------------------
                                             Thomas W. Zaucha


                                         /s/ Alice. L. Zaucha
                                       -----------------------------------------
                                             Alice. L. Zaucha



                                       ZAUCHA FAMILY LIMITED PARTNERSHIP

                                       By its General Partner, Thomas W. Zaucha


                                       By  /s/ Thomas Zaucha
                                         ---------------------------------------
                                        Name:  Thomas Zaucha
                                        Title: General Partner


                                       By its General Partner, Alice L. Zaucha


                                       By  /s/ Alice L. Zaucha
                                         ---------------------------------------
                                        Name:  Alice L. Zaucha
                                        Title: General Partner